The YACKTMAN FUNDS, INC.

              Supplement to the Statement of Additional Information
                              Dated April 30, 1998



          On November 24, 1998 the stockholders of The Yacktman Funds, Inc. (the "Company") voted (i) to remove Jon D. Carlson, Thomas R. Hanson, Stanislaw Maliszewski and Stephen E. Upton as directors of the Company; (ii) to reduce the number of directors of the Company from six to five; and (iii) to elect Bruce B. Bingham, Albert J. Malwitz and George J. Stevenson III as directors of the
Company. As a result the section entitled "Directors and Officers of the Company" beginning on page 7 is amended to (i) delete the biographical information for Jon D. Carlson, Thomas R. Hanson, Stanislaw Maliszewski and Stephen E. Upton; and (ii) add the following biographical information for Bruce
B. Bingham, Albert J. Malwitz and George J. Stevenson III.

          Bruce B. Bingham -- Director. Mr. Bingham, 49, has been a partner in Hamilton Partners, a real estate development firm, for more than five years. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

          Albert J. Malwitz -- Director. Mr. Malwitz, 61, has been owner and chief executive officer of Arlington Fastener Co., a manufacturer and distributor of industrial fasteners, for more than five years. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

          George J. Stevenson, III - Director. Mr. Stevenson, 59, has been President of Stevenson & Company, a registered business broker, and President of Healthmate Products Co., a fruit juice concentrate manufacturing company, for more than five years. His address is c/o Yacktman Asset Management Co., 303 West Madison Street, Chicago, Illinois 60606.

          Following the November 24, 1998 meeting of stockholders, the directors voted to remove Jon D. Carlson as President, Secretary and Treasurer of the Company, and elected Donald A. Yacktman as President and Treasurer of the Company and Ronald W. Ball as Vice President and Secretary of the Company.

          As a result of the actions taken by the stockholders at the November 24, 1998 meeting, The Yacktman Fund's Rule 12b-1 Distribution Plan was terminated, effective November 24, 1998. The section entitled "Distribution Plan" beginning on page 15 is amended accordingly.



                    The date of this Supplement is December 14, 1998.